UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported):May 12, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No.5     Press release dated 12 May,2004 - Holding(s) in Company

The company has received the following announcement:




    Fidelity Investments
    Mail: One Federal Street E14B
    Boston, MA 02109-3614
    Office: 82 Devonshire Street
    Boston, MA02109



    May 10, 2004



Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD
United Kingdom


Fax: 011-44-20-7493 1974

ATTN: Company Secretary

Dear Sirs,



Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarify and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.



These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes. For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited
(FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.



If you have any questions please contact Julie Finocchio at (617) 563-7883 or by Fax at (617) 476-0363.



Kindest regards



Julie Finocchio

Compliance Specialist




Amendment #16



NOTIFICATIONS UNDER SECTION1 98 TO 202 - U.K. COMPANIES ACT



1.         Company in which shares are held:        Marconi Corporation Plc



2.         Notifiable Interest:                     Ordinary Shares



(a)        FMR Corp.

            82 Devonshire Square

            Boston, MA 02109



Parent holding company of Fidelity Management and Research Company
(FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings)



(b)        Fidelity International Limited (FIL)
           P.O. Box HM 670
           Hamilton HMCX, Bermuda



Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)



3. The notifiable interests also comprise the notifiable interest of:



                        Mr. Edward C Johnson 3d

                        82 Devonshire Street

                        Boston, MA 02109



A principal shareholder of FMR Corp. and Fidelity International Limited



4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.



5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarify and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.



6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.



By Eric D Roiter
Senior V.P. & General Counsel - FMR Co.
Duly authorised under Powers of Attorney
Dated December 30, 1997, by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International
Limited and its direct and indirect subsidiaries


Schedule A
                           Amendment #16



Security: Marconi Corporation Plc




Ordinary Shares              Shares Held    Management    Nominee/Registered Name
                                             Company

                                  51,439      FMRCO       JP Morgan Chase
                                 105,277      FMRCO       State Street Bank & Trust Company
                                 624,368      FMRCO       Chase Nominees Limited
                              10,397,153      FMRCO       HSBC
                                  12,900      FMRCO       State Street Nominees Limited
                                 283,165      FMRCO       Citibank
                               1,000,000      FMRCO       Brown Brothers Harriman
                                  44,330       FMTC       Sumitomo T&B
                                   4,000       FMTC       JP Morgan Chase
                                   5,874       FMTC       Mellon Bank
                               3,798,134       FISL       Chase Manhattan Bank London
                                 170,000       FISL       Chase Nominees Ltd
                                  37,164       FISL       Clydesdale Bank (Head Office) Nominees Limited
                                 209,325       FPM        Chase Nominees Ltd
                                 287,030       FPM        HSBC Client Holdings Nominee (UK) Limited
                                 228,532       FIL        Northern Trust
                                 359,813       FIL        Deutsche Bank
                                 209,100       FIL        Chase Manhattan Bank London
                                 134,800       FIL        HSBC
                                 206,600       FIL        Bank of New York London
                                   7,395       FIL        State Street Bank & Trust




Total ordinary shares              18,176,399


Current ownership                       9.09%
percentage:


Shares in issue:                  200,000,000


Change in holdings                 +2,087,640
since last filing:
                              ordinary shares




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: May 12, 2004